Exhibit 10.6

THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO DYNTEK, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

               AMENDED AND RESTATED SECURED CONVERTIBLE TERM NOTE

      FOR VALUE RECEIVED, DYNTEK, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to LAURUS MASTER FUND, LTD., c/o Ironshore Corporate Services Ltd., P.O. Box 1234 G.T., Queensgate House, South Church Street, Grand Cayman, Cayman Islands, Fax: 345-949-9877 (the "Holder") or its registered assigns or successors in interest, on order, the sum of SIXMILLION DOLLARS ($6,000,000), together with any accrued and unpaid interest hereon, on January 30, 2007 (the "Maturity Date") if not sooner paid.

      Capitalized terms used herein without definition shall have the meanings ascribed to such terms in that certain Securities Purchase Agreement dated as of the date hereof between the Borrower and the Holder (the "Purchase Agreement").

The following terms shall apply to this Note:

                                    ARTICLE I
                             INTEREST & AMORTIZATION

      1.1 Interest Rate and Payment. (a) Subject to Sections 4.9 and 5.6 hereof, interest payable on this Note shall accrue at a rate per annum (the "Interest Rate") equal to the "prime rate" published in The Wall Street Journal from time to time, plus one (1%). The prime rate shall be increased or decreased as the case may be for each increase or decrease in the prime rate in an amount equal to such increase or decrease in the prime rate; each change to be effective as of the day of the change in such rate. Subject to adjustment as set forth in
Section 1.1(b), in no event shall the prime rate be less than percent (4.00%) subject to the provisions of Section 1.2 as regards Tranche B (as hereinafter defined), interest shall be payable monthly in arrears commencing on April 1, 2004, and on the first day of each consecutive calendar month thereafter (each, a "Repayment Date"), and on the Maturity Date.

      1.1 (b) On the last business day of each month hereafter (each a "Determination Date"), the Interest Rate shall be adjusted: if (i) the Company shall have registered the shares of the Company's common stock underlying the conversion of the Note and that certain warrant issued to Holder on a registration statement declared effective by the SEC, and (ii) the volume weighted average price of the Common Stock as reported by Bloomberg, L.P. on the principal market for the ten (10) trading days immediately preceding a Determination Date exceeds the then applicable Fixed Conversion Price in such percentages as outlined in the table below, the Interest Rate for the succeeding calendar month shall be decreased by fifty basis points (0.50%) for each twenty five percent (25%) incremental increase above the Fixed Conversion Price as per the following example:

--------------------------------------------------------------------------------
100% or less of Applicable Fixed
  Conversion Price                                   Interest  Rate
--------------------------------------------------------------------------------
125% of the applicable Fixed
  Conversion Price                                   Interest Rate minus 0.50%
--------------------------------------------------------------------------------
150% of the applicable Fixed
  Conversion Price                                   Interest Rate minus 1.0%
--------------------------------------------------------------------------------
175% of the applicable Fixed
  Conversion Price                                   Interest  Rate minus 1.5%
--------------------------------------------------------------------------------

      In no event shall the Interest Rate be less than zero (0.00%)

      1.2 Minimum Monthly Payments. Amortizing payments of the aggregate principal amount outstanding under this Note at any time (the "Principal Amount") shall begin on as set forth below and shall recur on the first calendar day of each succeeding month specified below thereafter until the Maturity Date (each, an "Amortization Date"). For the purposes of the calculation of principal, interest and fees due and owing hereunder, the Principal Amount shall be divided into two tranches: Tranche A (defined below) and Tranche B (defined below). Subject to Section 3.4 below, beginning on August 1, 2004, the first Amortization Date, the Borrower shall make monthly payments to the Holder on each Repayment Date occurring thereafter until the Maturity Date, each in the amount of $116,667, together with any accrued and unpaid interest to date on such portion of the first Three Million Five Hundred Thousand Dollars ($3,500,000) aggregate principal amount of this Note ("Tranche A") plus any and all other amounts which are then owing under this Note with respect to such Tranche A but have not been paid (collectively, the "Tranche A Monthly Amount"); for the next Two Million Five Hundred Thousand Dollars ($2,500,000) aggregate principal amount hereof , without duplication ("Tranche B"), interest shall begin accruing on June 1, 2004 and shall be due and payable on each Amortization Date until the Maturity Date. From and after November 1, 2004 to the Maturity Date, the Borrower shall make monthly payments to the Holder on each Repayment Date, each in the amount of $83,333.33, together with any accrued and unpaid interest to date on such portion of the Principal Amount plus any and all other amounts which are then owing under this Note but have not been paid (collectively, the "Tranche B Monthly Amount"). Each of the Tranche A Monthly Amount and the Tranche B Monthly Amount (collectively, the "Monthly Amount"), shall be due and payable by the Borrower as set forth above, and only satisfaction of all amounts due to Holder from Borrower under each of the Tranche A Monthly Amount and the Tranche B Monthly Amount, as applicable, shall be deemed to satisfy payment in full of the amounts due Holder and payable by Borrower on each respective Repayment Date and Amortization Date under this Note.

                                   ARTICLE II
                            BORROWER PAYMENT OPTIONS

      2.1 (a) Payment of Monthly Amount in Cash or Common Stock. Subject to the terms hereof, the Borrower shall have the sole option to determine whether to satisfy payment of the

Monthly Amount on each Repayment Date either in cash or in shares of Common Stock (as defined in the Purchase Agreement), or a combination of both. Each month by the tenth (10th) day of such month, the Borrower shall deliver to the Holder a written irrevocable notice in the form of Exhibit B attached hereto electing to pay the Monthly Amount payable on the next Repayment Date in either cash or Common Stock, or a combination of both (each, a "Repayment Election Notice") (the date by which such notice is required to be given being hereinafter referred to as the "Notice Date"). If a Repayment Election Notice is not delivered to the Holder by the applicable Notice Date for such Repayment Date, then the Monthly Amount due on such Repayment Date shall be paid in cash. Any portion of the Monthly Amount paid in cash on a Repayment Date, shall be paid to the Holder as an amount equal to (x) 102% of the principal portion of the Monthly Amount plus (y) any accrued and unpaid interest in satisfaction of such obligation. If the Borrower repays all or a portion of the Monthly Amount in shares of Common Stock, the number of such shares to be issued for such Repayment Date shall be the number determined by dividing (x) the portion of the Monthly Amount to be paid in shares of Common Stock, by (y) the Fixed Conversion Price. For purposes hereof, the "Fixed Conversion Price" means $0.90 for Tranche A (which has been determined on the date of this Note as an amount equal to 100% of the average closing price for the five (5) trading days immediately prior to the date of this Note) and $1.15 for Tranche B; provided, however, that notwithstanding anything contained in this Note, or in the Warrant issued to the Holder in connection with the closing of the sale of this Note pursuant to the terms of the Purchase Agreement, the aggregate number of shares of Common Stock to be issuable (i) under the Warrant and (ii) upon the repayment or conversion of this Note, including any warrant coverage or other increases granted as a result of delayed filing of any registration statement with the Securities and Exchange Commission (the "Maximum Coverage") with respect to the distribution of the shares of Common Stock acquired by Holder pursuant to subprovisions (i) and
(ii) above, shall be subject to a maximum limit such that the Maximum Coverage can not equal or exceed 20% of the number of shares of Common Stock outstanding on the date of this Note without obtaining the requisite shareholder approval.

      (b) Monthly Amount Common Stock Payment Guidelines. Subject to Sections 2.1(a) and 2.2 hereof, if the Borrower has elected to pay all or a portion of the Monthly Amount due on such Repayment Date in shares of Common Stock and the closing price of the Common Stock as reported by Bloomberg, L.P. on the Principal Market (as defined in Section 4.7 hereof) for any of the five (5) trading days preceding the applicable Repayment Date was less than 115% of the Fixed Conversion Price, then the Borrower shall pay in cash instead. Any part of the Monthly Amount due on such Repayment Date that the Borrower did not elect to pay in shares of Common Stock shall be paid by the Borrower in cash on such Repayment Date. Any part of the Monthly Amount due on such Repayment Date which the Borrower elected to pay in shares of Common Stock but which must be paid in cash (as a result of the closing price of the Common Stock on one or more of the five (5) trading days preceding the applicable Repayment Date was less than 115% of the Fixed Conversion Price) shall be paid within ten (10) business days of the applicable Repayment Date;

      2.2 No Effective Registration. Notwithstanding anything to the contrary herein, the Borrower shall not repay any part of its obligations to the Holder hereunder in Common Stock if (i) there fails to exist an effective current
Registration Statement (as defined in the Registration Rights Agreement) covering the shares of Common Stock to be issued in connection with such payment, or (ii) an Event of Default hereunder exists and is continuing, unless such Event of Default is cured within any applicable cure period or is otherwise waived in writing by the Holder in whole or in part at the Holder's option.

      2.3 Optional Prepayments in Common Stock. Subject to Section 2.2 hereof, if the average closing price of the Common Stock on the Principal Market is greater than 115% of the Fixed Conversion Price for a period of at least five
(5) consecutive trading days, then the Borrower may, at its sole option, provide the Holder written notice (a "Prepayment Call Notice") requiring the conversion at the then applicable Fixed Conversion Price of all or a portion of the outstanding principal, interest and fees outstanding under this Note (subject to compliance with Section 2.3 and 3.2), together with accrued interest on the amount being prepaid, as of the date set forth in such Prepayment Call Notice (the "Prepayment Call Date"). The Prepayment Call Date shall be at least ten
(10) trading days following the date of the Prepayment Call Notice. On the Prepayment Call Date, the Borrower shall deliver to the Holder certificates evidencing the shares of Common Stock issued in satisfaction of the principal and interest being prepaid. Notwithstanding the foregoing, the Borrower's right to issue shares of Common Stock in satisfaction of its obligations under this Note shall be subject to the limitation that the number of shares of Common Stock issued in connection with any Prepayment Call Notice shall not exceed 25% of the aggregate dollar trading volume of the Common Stock for the ten (10) trading days immediately preceding the Prepayment Call Date (as such volume is reported by the Principal Market). If the price of the Common Stock falls below 115% of the then applicable Fixed Conversion Price during the ten (10) trading day period immediately preceding the Prepayment Call Date, then the Holder will then be required to convert only such amount of the Note as shall equal twenty five percent (25%) of the aggregate dollar trading volume (as such volume is reported by the Principal Market) for each day that the Common Stock has exceeded 115% of the then applicable Fixed Conversion Price.

      The Borrower shall not be permitted to give the Holder more than one Prepayment Call Notice under this Note during any 10-day period.

      Any  principal  amount  of this Note  which is  prepaid  pursuant  to this
Section 2.3 shall be deemed to constitute payments of outstanding principal applying to Monthly Amounts for the remaining Repayment Dates in chronological order.

      2.4 Optional Redemption in Cash. The Borrower will have the option of prepaying this Note ("Optional Redemption") by paying to the Holder a sum of money equal to one hundred two percent (102%), if there exists an effective current Registration Statement (as defined in the Registration Rights Agreement) covering the shares of Common Stock to be issued in connection with such payment, otherwise one hundred four percent (104%), of the principal amount of this Note together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to the Holder arising under this Note, the Security Agreement, or any Ancillary Agreement (as defined in the Security Agreement) (the "Redemption Amount") outstanding on the day written notice of redemption (the "Notice of Redemption") is given to the Holder. The Notice of Redemption shall specify the date for such Optional Redemption (the "Redemption Payment Date") which date shall be ten (10) days after the date of the Notice of Redemption (the "Redemption Period"). A Notice of Redemption shall not be effective with respect to any portion of this Note for which the Holder has a pending election to convert pursuant to Section 3.1, or for conversions elected to be made by the Holder pursuant to Section 3.1 during the Redemption Period.

The Redemption Amount shall be determined as if such Holder's conversion elections had been completed immediately prior to the date of the Notice of Redemption. On the Redemption Payment Date, the Redemption Amount must be paid in good funds to the Holder. In the event the Borrower fails to pay the Redemption Amount on the Redemption Payment Date, then such Redemption Notice will be null and void.

                                   ARTICLE III
                                CONVERSION RIGHTS

      3.1. Holder's Conversion Rights. The Holder shall have the right, but not the obligation, to convert all or any portion of the then aggregate outstanding principal amount of this Note, together with interest and fees due hereon, into shares of Common Stock subject to the terms and conditions set forth in this
Article III; provided, however, that notwithstanding anything contained in this Note, or in the Warrant issued to the Holder in connection with the closing of the sale of this Note pursuant to the terms of the Purchase Agreement, the aggregate number of shares of Common Stock to be issuable (i) under the Warrant and (ii) upon the repayment or conversion of this Note, including any warrant coverage or other increases granted as a result of delayed filing of any registration statement with the Securities and Exchange Commission (the "Maximum Coverage") with respect to the distribution of the shares of Common Stock acquired by Holder pursuant to subprovisions (i) and (ii) above, shall be subject to a maximum limit such that the Maximum Coverage can not equal or exceed 20% of the number of shares of Common Stock outstanding on the date of this Note without obtaining the requisite shareholder approval. The Holder may exercise such right by delivery to the Borrower of a written notice of conversion not less than one (1) day prior to the date upon which such conversion shall occur. The date upon which such conversion shall occur is (the "Conversion Date").

      3.2 Conversion Limitation. Notwithstanding anything contained herein to the contrary, the Holder shall not be entitled to convert pursuant to the terms of this Note an amount that would be convertible into that number of Conversion Shares which would exceed the difference between the number of shares of Common Stock beneficially owned by such Holder or issuable upon exercise of warrants held by such Holder and 4.99% of the outstanding shares of Common Stock of the Borrower. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Regulation 13d-3 thereunder. The Holder may void the Conversion Share limitation described in this Section 3.2 upon 75 days prior notice to the Borrower or without any notice requirement upon an Event of Default.

      3.3 Mechanics of Holder's Conversion. (a) In the event that the Holder elects to convert this Note into Common Stock, the Holder shall give notice of such election by delivering an executed and completed notice of conversion ("Notice of Conversion") to the Borrower and such Notice of Conversion shall provide a breakdown in reasonable detail of the Principal Amount, accrued interest and fees being converted. On each Conversion Date (as hereinafter defined) and in accordance with its Notice of Conversion, the Holder shall make the appropriate reduction to the Principal Amount, accrued interest and fees as entered in its records and shall provide written notice thereof to the Borrower within two (2) business days after the Conversion Date. Each date on which a Notice of Conversion is delivered or telecopied to the Borrower in accordance with the provisions hereof shall be deemed a Conversion Date (the "Conversion Date"). A form of Notice of Conversion to be employed by the Holder is annexed hereto as Exhibit A.

      (b) Pursuant to the terms of the Notice of Conversion, the Borrower will issue instructions to the transfer agent accompanied by an opinion of counsel within three (3) business day of the date of the delivery to Borrower of the Notice of Conversion and shall cause the transfer agent to transmit the certificates representing the Conversion Shares to the Holder by crediting the account of the Holder's designated broker with the Depository Trust Corporation ("DTC") through its Deposit Withdrawal Agent Commission ("DWAC") system within three (3) business days after receipt by the Borrower of the Notice of Conversion (the "Delivery Date"). In the case of the exercise of the conversion rights set forth herein the conversion privilege shall be deemed to have been exercised and the Conversion Shares issuable upon such conversion shall be deemed to have been issued upon the date of receipt by the Borrower of the Notice of Conversion and the Holder shall be treated for all purposes as the record holder of such Common Stock thereafter, unless the Holder provides the Borrower written instructions to the contrary.

      3.4 Conversion Mechanics.

      (a) The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal and interest and fees to be converted, if any, by the then applicable Fixed Conversion Price. In the event of any conversions of outstanding principal amount under this Note in part pursuant to this Article III, such conversions shall be deemed to constitute conversions of outstanding principal amount applying to Monthly Amounts for the remaining Repayment Dates in chronological order. The Fixed Conversion Price and number and kind of shares or other securities to be issued upon conversion is subject to adjustment from time to time upon the occurrence of certain events, as follows:

      A. Stock Splits, Combinations and Dividends. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Fixed Conversion Price or the Conversion Price, as the case may be, shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

      B. During the period the conversion right exists, the Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the full conversion of this Note. The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. The Borrower agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

      C. Share Issuances. Subject to the provisions of this Section 3.4, if the Borrower shall at any time prior to the conversion or repayment in full of the Principal Amount issue any shares of

Common Stock to a person other than the Holder (except (i) pursuant to Subsections A or B above; (ii) pursuant to options, warrants, or other obligations to issue shares outstanding on the date hereof, including the Warrant issued pursuant to the Purchase Agreement, as disclosed to Holder in writing or as disclosed in any Exchange Act Filings; (iii) pursuant to options or other securities that may be issued under any employee incentive plan adopted by the Borrower; (iv) issuance of any securities within five (5) business days of the date hereof, in an offering registered with the Securities and Exchange Commission; (v) issuance of any securities pursuant to a joint venture, technology licensing or research and development arrangements or pursuant to arrangements for the development, manufacture, distribution, marketing or sale of Borrower's (or its subsidiaries') products or services; (vi) issuance of any securities pursuant to a merger, consolidation, sale of all or substantially all of the assets, sale or exchange of capital stock or other similar transaction; or (vii) issuance of any securities, without regard to the purpose therefor, during the 30-day period succeeding the date of this Note) for a consideration per share (the "Offer Price") less than the Fixed Conversion Price in effect at the time of such issuance, then the Fixed Conversion Price shall be immediately reset pursuant to the formula below. For purposes hereof, the issuance of any security of the Borrower convertible into or exercisable or exchangeable for Common Stock shall result in an adjustment to the Fixed Conversion Price at the time of issuance of such securities.

      If the Corporation issues any additional shares pursuant to Section 3.4 above, then and thereafter successively upon each such issue, the Fixed Conversion Price shall be adjusted by multiplying the then applicable Fixed Conversion Price by the following fraction:

      ----------------------------------------
                     A + B
      ----------------------------------------
      (A + B) + [((C - D) x B) / C]
      ----------------------------------------

            A = Actual shares outstanding prior to such offering

            B = Actual shares sold in the offering

            C = Fixed Conversion Price

            D = Offering price

      D. Reclassification, etc. If the Borrower at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Note, as to the unpaid Principal Amount and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

      3.5 Issuance of New Note. Upon any partial conversion of this Note, a new Note containing the same date and provisions of this Note shall, at the request of the Holder, be issued by the Borrower to the Holder for the principal balance of this Note and interest which shall not have been converted or paid. The Borrower will pay no costs, fees or any other consideration to the Holder for the production and issuance of a new Note.

                                   ARTICLE IV
                                EVENTS OF DEFAULT

      If an Event of Default (as defined below) occurs and is continuing, the Borrower's rights under Sections 2.1, 2.3 and 2.4 shall immediately cease and be of no further effect until such time as the Event of Default has been cured, or has been waived by the Holder. Upon the occurrence and continuance of an Event of Default beyond any applicable grace period, the Holder may make all sums of principal, interest and other fees then remaining unpaid hereon and all other amounts payable hereunder due and payable within five (5) days after written notice from Holder to Borrower (each occurrence being a "Default Notice Period"). In the event of such acceleration, the amount due and owing to the Holder shall be one hundred twenty percent (120%) of the outstanding principal amount of the Note (plus accrued and unpaid interest and fees, if any).If, with respect to any Event of Default other than a payment default described in
Section 4.1 below, within the Default Notice Period the Borrower cures the Event of Default, the Event of Default will be deemed to no longer exist and any rights and remedies of Holder pertaining to such Event of Default will be of no further force or effect.

      The occurrence of any of the following events, shall constitute an "Event of Default":

      4.1 Failure to Pay Principal, Interest or other Fees. the Borrower fails to pay when due any installment of principal, interest or other fees hereon in accordance herewith.

      4.2 Breach of Covenant. The Borrower breaches any material covenant or other term or condition of this Note or the Purchase Agreement in any material respect and such breach, if subject to cure, continues for a period of thirty
(30) days after the occurrence thereof.

      4.3 Breach of Representations and Warranties. Any material representation or warranty of the Borrower made herein, in the Purchase Agreement, or in any Related Document (as defined in the Purchase Agreement) shall be materially false or misleading and shall not be cured for a period of fifteen (15) days after the occurrence thereof.

      4.4 Receiver or Trustee. The Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

      4.5 Judgments. Any money judgment, writ or similar final process shall be entered or filed against the Borrower or any of its property or other assets for more than $250,000, and shall remain unvacated, unbonded or unstayed for a period of ninety (90) days.

      4.6 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower, and in the event involuntarily instituted against the Borrower shall not be dismissed within sixty (60) days thereafter.

      4.7 Stop Trade. An SEC stop trade order or the Principal Market trading suspension of the Common Stock shall be in effect for five (5) consecutive days or five (5 )days during a period of ten (10) consecutive days, excluding in all cases a suspension of all trading on the Principal

Market; provided, that this shall only be an Event of Default to the extent that the Borrower shall not have been able to cure such trading suspension within thirty (30) days of the notice thereof or list the Common Stock on another trading market identified herein as a Principal Market within sixty (60) days of such notice. The "Principal Market" for the Common Stock shall include the NASD OTC Bulletin Board, NASDAQ SmallCap Market, NASDAQ National Market System, American Stock Exchange, or New York Stock Exchange, or any securities exchange or other securities market on which the Common Stock is then being listed or traded (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock).

      4.8 Failure to Deliver Common Stock or Replacement Note. The Borrower's failure to timely deliver Common Stock to the Holder pursuant to and in the form required by this Note if such failure to timely deliver Common Stock shall not be cured within two (2) Business Days, or if required, a replacement Note if such failure to deliver a replacement Note is not cured within seven (7) Business Days.

      4.9 Default Under Related Agreements. The occurrence and continuance of any Event of Default as defined in the Related Agreements.

      4.10 Payment Grace Period. The Borrower shall have a three (3) business day grace period to pay any monetary amounts due under this Note or the Purchase Agreement or any Related Document, after which grace period a default interest rate of five percent (5%) per annum above the then applicable Interest Rate hereunder shall apply to the monetary amounts due.

                           DEFAULT RELATED PROVISIONS

      4.11 Conversion Privileges. The conversion privileges set forth in Article III shall remain in full force and effect immediately from the date hereof and until this Note is paid in full.

      4.12  Cumulative   Remedies.   The  remedies  under  this  Note  shall  be
cumulative.

                                    ARTICLE V
                                  MISCELLANEOUS

      5.1 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

      5.2 Notices. Any notice herein required or permitted to be given shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day,
(c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Borrower at the address provided in the Purchase Agreement executed in connection herewith, and to the Holder at the address provided in the Purchase Agreement for such Holder, with a copy to John E. Tucker, Esq., 825 Third Avenue, 14th Floor, New York, New York 10022, facsimile number (212) 541-4434, or at such other address as the Borrower or the Holder may designate by ten days advance written notice to the other parties hereto. A Notice of Conversion shall be deemed given when made to the Borrower pursuant to the Purchase Agreement.

      5.3 Amendment Provision. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, and any successor instrument issued pursuant to Section 3.5 hereof, as it may be amended or supplemented.

      5.4 Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder in accordance with the requirements of the Purchase Agreement.

      5.5 Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individual signing this Note on behalf of the Borrower agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Borrower in any other jurisdiction to collect on the Borrower's obligations to Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court order in favor of the Holder.

      5.6 Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

      5.7 Security Interest. The holder of this Note has been granted a security interest in certain assets of the Borrower more fully described in a Security Agreement dated as of January 30, 2004.

      5.8 Construction. Each party acknowledges that its legal counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

      5.9 Cost of Collection. If default is made in the payment of this Note, the Borrower shall pay to Holder reasonable costs of collection, including reasonable attorney's fees.

      [Balance of page intentionally left blank; signature page follows.]

      IN WITNESS WHEREOF, Borrower has caused this Convertible Term Note to be signed in its name effective as of this 30th day of January, 2004.

                                                     DYNTEK, INC.

                                                     By:________________________
                                                     Name:______________________
                                                     Title:_____________________

WITNESS:

_____________________________

                                    EXHIBIT A

                              NOTICE OF CONVERSION

(To be executed by the Holder in order to convert all or part of the Note into Common Stock)

[Name and Address of Holder]


The Undersigned hereby elects to convert $_________ of the principal due on [specify applicable Repayment Date] under the Convertible Term Note issued by DYNTEK, INC. dated January __, 2004 by delivery of Shares of Common Stock of DYNTEK, INC. on and subject to the conditions set forth in Article II of such Note.

1.    Date of Conversion      _______________________

2.    Shares To Be Delivered: _______________________

                                                     By:________________________
                                                     Name:______________________
                                                     Title:_____________________

                                    EXHIBIT B

                            REPAYMENT ELECTION NOTICE

(To be executed by the Borrower in order to pay all or part of a Monthly Amount with Common Stock)

[Name and Address of Holder]


DYNTEK, INC. hereby elects to pay $_________ of the Monthly Amount due on [specify applicable Repayment Date] under the Convertible Term Note issued by DYNTEK, INC. dated and effective as of January, 2004 by delivery of Shares of Common Stock of DYNTEK, INC. on and subject to the conditions set forth in
Article II of such Note.


1.    Fixed Conversion Price: $_______________________

2.    Amount to be paid: $____________________________

3.    Shares To Be Delivered (2 divided by 1): __________________

Date: ____________                                   DYNTEK, INC.

                                                     By:________________________
                                                     Name:______________________
                                                     Title:_____________________